Exhibit 99.1

Summary Adjusted Consolidated Financial Data

The following table sets forth summary consolidated financial data for Synaptics Incorporated (“we,” “our” or “us”) on an adjusted basis. The following data should be read in conjunction with our consolidated financial statements and the related notes thereto, the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as provided in our Annual Report on Form 10-K (the “2020 Form 10-K”) for the fiscal year ended June 27, 2020 and Quarterly Reports on Form 10-Q for the fiscal quarters ended September 26, 2020 and December 26, 2020, and the section entitled “Risk Factors” in our 2020 Form 10-K.

We use certain supplemental financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), such as EBITDA, Adjusted EBITDA, Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow to enable us to analyze our performance and the performance of certain acquisitions and divestitures. EBITDA, Adjusted EBITDA, Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow have important limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results, or the results of any acquisitions or divestitures, as reported under GAAP. Our use of non-GAAP financial measures may not be comparable to other companies within our industry. Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC.

	As of and for the fiscal year ended			As of and for the six months ended		As of and for the twelve months ended
	June 27, 2020	June 29, 2019	June 30, 2018	December 26, 2020	December 28, 2019	December 26, 2020
	(in millions)
Other Consolidated Financial Data:
Pro Forma Net Revenue (1)(4)						1,350.7
Pro Forma Adjusted EBITDA (2)(4)						336.0
Pro Forma Free Cash Flow (3)(4)						199.4

(1)

Pro Forma Net Revenue represents net revenue for the twelve month period ended December 26, 2020 adjusted for estimated pre-acquisition net revenue from DisplayLink Corp. and the Broadcom Wireless Connectivity Business and pre-divestiture net revenue from the LCD Touch Controller and Display Driver Integration product line for mobile displays, as if each of those transactions occurred at the beginning of the twelve month period. Pro Forma Net Revenue was not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the Securities and Exchange Commission and should not be considered as an alternative to net revenue determined in accordance with GAAP. We believe that the inclusion of Pro Forma Net Revenue in this exhibit is appropriate to provide additional information to investors because securities analysts and other investors may use this non-GAAP financial measure to assess our operating performance across periods on a consistent basis Pro Forma Net Revenue has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. The following table reconciles our calculation of Pro Forma Net Revenue to net revenue, the most directly comparable financial measure according to GAAP:

As of and for the twelve months ended
December 26, 2020
(in millions)
Net Revenue to Pro Forma Net Revenue Reconciliation
Net revenue	$1,291.7
Add:
Net revenue from acquired businesses	107.9
Subtract:
Net revenue from divested business	(48.9)

Pro Forma Net Revenue	$1,350.7

(2)

Pro Forma Adjusted EBITDA represents Adjusted EBITDA for the twelve month period ended December 26, 2020 adjusted for estimated pre-acquisition Adjusted EBITDA from DisplayLink Corp. and the Broadcom Wireless Connectivity Business and estimated pre-divestiture Adjusted EBITDA from the LCD Touch Controller and Display Driver Integration product line for mobile displays and estimated operating expenses directly associated with the sale of limited audio technology assets, as if each of those transactions occurred at the beginning of the twelve month period. Pro Forma Adjusted EBITDA was not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC and should not be considered as an alternative to net income/(loss) determined in accordance with GAAP. We believe that the inclusion of Pro Forma Adjusted EBITDA in this exhibit is appropriate to provide additional information to investors because securities analysts and other investors may use this non-GAAP financial measure to assess our operating performance across periods on a consistent basis. Pro Forma Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. The following table reconciles our calculation of Pro Forma Adjusted EBITDA to net income/(loss), the most directly comparable financial measure according to GAAP:

As of and for the twelve months ended
December 26, 2020
(in millions)
Net Income/(loss) to EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA Reconciliation
Net income/(loss)	141.8
Subtract:
Interest Income	(4.9)
Gain on sale of product line	(105.1)
Gain on sale of assets	(34.2)
Add:
Equity investment loss	2.1
Tax	37.5
Interest Expense	24.3
Depreciation	21.6
Amortization	83.2
Inventory fair value adjustments	21.7
Share-based compensation	59.5

EBITDA	247.5

Cash settled share-based compensation	19.5
Loss/(recovery) on supply commitment	(0.6)
Restructuring Costs	19.3
Retention costs	11.4
In-process research and development charges	(1.3)
Transaction costs	6.1

Adjusted EBITDA	301.9

Add:
Adjusted EBITDA from acquired businesses	31.5
Operating expenses directly associated with the sale of limited audio technology assets	5.4
Subtract:
Adjusted EBITDA from divested business	(2.8)

Pro Forma Adjusted EBITDA	$336.0

(3)

Pro Forma Free Cash Flow represents Free Cash Flow for the twelve month period ended December 26, 2020 adjusted for estimated pre-acquisition free cash flow from DisplayLink Corp. and the Broadcom Wireless Connectivity Business and estimated pre-divestiture free cash flow from the LCD Touch Controller and Display Driver Integration product line for mobile displays and estimated operating expenses directly associated with the sale of limited audio technology assets, as if each of those transactions occurred at the beginning of the twelve month period. Pro Forma Free Cash Flow was not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC and should not be considered as an alternative to net income/(loss) determined in accordance with GAAP. We believe that the inclusion of Pro Forma Free Cash Flow in this exhibit is appropriate to provide additional information to investors because securities analysts and other investors may use this non-GAAP financial measure to assess our operating performance across periods on a consistent basis Pro Forma Free Cash Flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. The following table reconciles our calculation of Pro Forma Free Cash Flow to net income/(loss), the most directly comparable financial measure according to GAAP:

As of and for the twelve months ended
December 26, 2020
(in millions)
Net income/(loss) to Pro Forma Free Cash Flow Reconciliation
Net income/(loss)	$141.8
Add:
Non-cash operating items	44.9
Subtract:
Changes in working capital	(7.0)
Capital Expenditures	(20.3)

Free Cash Flow	$159.4

Add:
Free Cash Flow from acquired businesses	37.4
Costs directly associated with the sale of limited audio technology assets	5.4
Subtract:
Free Cash Flow from divested business	(2.8)

Pro Forma Free Cash Flow	$199.4

(4)

Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow are not measurements of our historical financial performance under GAAP or the pro forma rules of Regulation S-X and neither should be considered as an alternative to net revenue, operating income or any other performance measures derived in accordance with GAAP nor as an alternative to cash flows from operating activities as a measure of our liquidity. We present Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow because we believe they represent an estimate of the potential of our ongoing operations to generate recurring revenue, Adjusted EBITDA and free cash flow if the acquisitions and divestitures referred to in footnotes 1, 2 and 3 above had closed on the dates noted.

Adjustments made in the calculations of (a) Pro Forma Net Revenue reflect both actual and estimated net revenue for the acquired businesses, (b) Pro Forma Adjusted EBITDA reflect both actual and estimated Adjusted EBITDA from the acquired businesses and (c) Pro Forma Free Cash Flow reflect both actual and estimated Free Cash Flow from the acquired businesses. These adjustments are based on the individual books and records, when available, and information received from the seller; however, the individual books and records and the information received from the seller have not been audited for the period included in the Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow period. As a result, there can be no assurances that such results accurately reflect the actual results of the acquired businesses for the periods preceding the dates of such acquisitions. These “as if” estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow should not be construed as an inference that our future results will be consistent with these “as if” estimates. Furthermore, while Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow give effect to management’s estimate of a full year of revenue, Adjusted EBITDA and free cash flow, respectively, for acquisitions and divestitures completed in the applicable period, Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow do not give effect to any revenue, Adjusted EBITDA or free cash flow for such acquisitions and divestitures for any period prior to such applicable period. As a result, the Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow across different periods may not necessarily be comparable. Because of these limitations, Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our actual historical results and using Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow only for supplemental purposes. For a description of risks related to Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow, see “Risk Factors—Risks Relating to Certain Financial Metrics—Our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow are based on certain estimates and assumptions and should not be regarded as a representation by us or any other person that we will achieve such operating results. Investors should not place undue reliance on our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow and should make their own independent assessment of our future results of operations, cash flows and financial condition.”

Risks Related to Certain Financial Metrics

We may not be able to achieve management’s estimate of the annualized Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow of the acquired and divested businesses outlined under “Summary Adjusted Consolidated Financial Data—Other Consolidated Financial Data.”

We have prepared estimates of the (i) Adjusted EBITDA from acquired businesses, Adjusted EBITDA from divested business and costs associated with the limited audio technology intangible asset sold that are reflected in our Pro Forma Adjusted EBITDA, (ii) net revenue from acquired businesses and net revenue from divested business that are reflected in our Pro Forma Net Revenue and (iii) free cash flow from acquired businesses, free cash flow from divested business and costs associated with the limited audio technology intangible asset sold that are reflected in our Pro Forma Free Cash Flow, in each case, as set forth under “Summary Adjusted Consolidated Financial Data—Other Consolidated Financial Data.” These estimates have not been prepared in accordance with GAAP, the requirements of Regulation S-X or any other accounting or securities regulations relating to the presentation of pro forma financial information. In particular, the adjustments set forth under “Summary Adjusted Consolidated Financial Data—Other Consolidated Financial Data” do not account for seasonality and are not a guarantee that such results will actually be realized. While we do not believe the seasonality of any one acquired or divested business is material when aggregated with other acquired or divested businesses, the estimates may result in a higher or lower adjustment to our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow than would have resulted had we adjusted for the actual results of each of the acquired and divested businesses for the period prior to our acquisition.

Our failure to achieve the expected revenue, Adjusted EBITDA and free cash flow contributions could have a material adverse effect on our financial condition and results of operations.

Our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow are based on certain estimates and assumptions and should not be regarded as a representation by us or any other person that we will achieve such operating results. Investors should not place undue reliance on our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow and should make their own independent assessment of our future results of operations, cash flows and financial condition.

Our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow set forth under “Summary Adjusted Consolidated Financial Data—Other Consolidated Financial Data” represent our estimate of our anticipated annual operating results, including, without limitation, our estimates of the contribution of acquired and divested businesses in the periods prior to our acquisition or divestiture. Our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow are based on certain estimates and assumptions, some or all of which may not materialize. Unanticipated events may occur that could have a material adverse effect on our actual results during the periods to which these estimates relate. Presentation of Pro Forma Adjusted EBITDA excludes certain expense items, such as the impact of non-cash compensation, and such presentation is not intended to be a substitute for historical GAAP measures of operating performance or liquidity. See “Summary Adjusted Consolidated Financial Data—Other Consolidated Financial Data” for a discussion of the limitations of non-GAAP financial measures and the Pro Forma calculations included in this exhibit.

Our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow are subject to material risks, uncertainties and contingencies. We do not intend to update or otherwise revise our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow to reflect circumstances existing or arising after the date of this exhibit, or to reflect the occurrence of unanticipated events. Our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow have not been prepared in accordance with GAAP, the requirements of Regulation S-X or any other accounting or securities regulations relating to the presentation of pro forma financial information and should not be relied upon for any purpose following the consummation of this offering. No assurance can be given that our cash flow from operations will be sufficient to pay, when due, the principal of and interest on the notes. The inclusion of our Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow should not be regarded as a representation by us or any other person that we will achieve such operating results or revenues.

This exhibit includes financial information derived from financial information prepared by other entities, which our management cannot independently verify.

We include in this exhibit certain financial information for certain businesses acquired by us since June 28, 2020. Specifically, Pro Forma Net Revenue, Pro Forma Adjusted EBITDA and Pro Forma Free Cash Flow include our estimate of the results of DisplayLink Corp. and the Broadcom Wireless Connectivity Business based upon the respective number of months of operation for the applicable period prior to the date of our acquisition. The historical financial information for such acquired businesses was prepared by the management of such acquired businesses, and in most instances such financial information has not been prepared in accordance with GAAP, the requirements of Regulation S-X or any other accounting or securities regulations relating to the presentation of pro forma financial information or audited or reviewed by independent auditors. In most cases, we have not verified the other line items in such financial statements. We cannot assure you that such pre-acquisition financial information of such acquired businesses, or of other companies we have acquired, or that any information included in this exhibit that has been derived from such financial information, would not be materially different if such information were prepared in accordance with GAAP, the requirements of Regulation S-X or any other accounting or securities regulations relating to the presentation of pro forma financial information and audited or reviewed by independent accountants.